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                                                                    Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statements
Nos. 333-40172, 333-69981, 333-50847, 333-50845, and 333-83943 of PC Connection,
Inc. on Form S-8 of our report dated January 25, 2001, appearing in the Annual Report on Form 10-K of PC Connection, Inc. for the year ended December 31, 2000.

DELOITTE & TOUCHE LLP


Boston, Massachusetts
March 27, 2001